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                                                              Exhibit 23

                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)
                            September 18, 1995

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

               Re:  National Municipal Trust,
                    Post-Effective Amendment No. 5
                    Series 125
Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-34800 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

          In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust port-folio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,

                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President

                                                              Exhibit 23

                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)
                            September 18, 1995

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

               Re:  National Municipal Trust,
                    Post-Effective Amendment No. 5
                    Multistate Series 29

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-34631 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust port-folio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,

                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President